Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Punit Dhillon, President and Chief Executive Officer of OncoSec Medical Incorporated (the “Company”) hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           the Quarterly Report on Form 10-Q of the Company for the period ended April 30, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 14, 2011	By:	/s/ PUNIT DHILLON
Punit Dhillon
President and Chief Executive Officer
(Principal Executive Officer)